UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470)223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Background

On May 15, 2023, Spree Acquisition Corp. 1 Limited (“Spree” or the “Company”) filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with Spree’s upcoming Extraordinary General Meeting in lieu of 2023 Annual General Meeting, which is scheduled to take place at 9:00 a.m. Eastern Time on Monday, June 12, 2023 (the “Meeting”), to consider and vote on, among other proposals, amendments to Spree’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to provide for the extension (the “Articles Extension”) of the time period Spree has to consummate a business combination (the “Articles Extension Proposal”), and, conditioned upon the Articles Extension Proposal, the amendment of Spree’s investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between Spree and Continental Stock Transfer & Trust Company, as trustee, to extend the date by which Spree would be required to consummate a business combination (the “Trust Extension” and such proposal, the “Trust Extension Proposal”).

On May 22, 2023, Spree published (and subsequently distributed to its shareholders) supplemental proxy materials (the “First Supplement”) to its Proxy Statement for the Meeting. The First Supplement lengthened the duration of the proposed Articles Extension period under the Articles in the Articles Extension Proposal, as well as the corresponding proposed extension period under the Trust Agreement in the Trust Extension Proposal, which will be presented at the Meeting. As reflected in the First Supplement, Spree will seek, at the Meeting, a nine-month extension, from June 20, 2023 to March 20, 2024 (such nine-month period, the “Extension Period”), under the Articles Extension Proposal and the Trust Extension Proposal.

Trust Extension Trust Contributions

On June 5, 2023, Spree issued a press release announcing that the Company’s sponsor, Spree Operandi, LP, and/or its wholly-owned U.S. subsidiary, Spree Operandi U.S. LP (collectively, the “Sponsor”), has agreed to loan to Spree, for deposit into Spree’s trust account, for each one-month period during the Extension Period, an amount equal to the lesser of $0.04 per public share that remains outstanding and is not redeemed in connection with the Meeting, or $100,000 (which represents $0.04 per public share if 2.5 million public shares remain outstanding following redemptions in connection with the Meeting).

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Proxy Statement

Spree has determined to supplement the Proxy Statement as set forth below (the “Second Supplement”) to provide information about the Extension Period Loans (as defined in the Second Supplement).

There is no change to the location, the record date, or any of the proposals to be acted upon at the Meeting.

June 5, 2023

SPREE ACQUISITION CORP. 1 LIMITED

PROXY STATEMENT SUPPLEMENT NO. 2

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/4:00 p.m. Israel time on June 12, 2023

This Proxy Statement Supplement No. 2 (this “Second Supplement”) of Spree Acquisition Corp. 1 Limited (“Spree”, the “Company”, “we” or “us”) supplements the Definitive Proxy Statement, dated May 15, 2023, as previously supplemented and amended by that certain Proxy Statement Supplement, dated May 22, 2023 (the “First Supplement”) (as supplemented and amended, the “Proxy Statement”), with respect to the Extraordinary General Meeting in lieu of 2023 Annual General Meeting of Spree, which is scheduled to take place at 9:00 a.m. Eastern Time/4:00 p.m. local (Israel) time on Monday, June 12, 2023 (the “Meeting”). The information in this Second Supplement merely supplements and, to the extent applicable, amends the information in the Proxy Statement. This Supplement does not contain all of the information that is relevant to the Meeting or that may be important to you. You should read carefully the entire Proxy Statement, as supplemented and amended by the First Supplement and this Second Supplement, before voting on any of the proposals to be presented at the Meeting. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged.

Capitalized terms that appear in this Second Supplement and are not defined herein have the respective meanings assigned to them in the Proxy Statement.

As previously disclosed, the First Supplement lengthened the duration of the proposed Articles Extension period under the Articles in the Articles Extension Proposal, as well as the corresponding proposed extension period under the Trust Agreement in the Trust Extension Proposal, which will be presented at the Meeting. As reflected in the First Supplement, Spree will seek, at the Meeting, approval of a nine-month extension, from June 20, 2023 to March 20, 2024 (such nine-month period, the “Extension Period”), under the Articles Extension Proposal and the Trust Extension Proposal.

As provided in the Proxy Statement, Spree is seeking shareholder approval of, among other proposals, the Articles Extension Proposal and the Trust Extension Proposal. The purpose of the supplemental disclosures in this Supplement is to provide information about the Extension Period Loans (as defined below).

Extension Period Loans

If the Articles Extension Proposal and the Trust Extension Proposal are approved at the Meeting and the Extension Period is implemented, our Sponsor or its designees has agreed to loan to us, for each one-month period during the nine-month Extension Period (each, a “Monthly Extension Period”), an amount equal to the lesser of $0.04 per public share that remains outstanding and is not redeemed in connection with the Meeting, or $100,000 (which represents $0.04 per public share if 2.5 million public shares remain outstanding following redemptions in connection with the Meeting), to be funded by our Sponsor on the 20th day of each calendar month until (but excluding) the end of the Extension Period (or, in the case of the initial Monthly Extension Period loan, on June 20, 2023) (the “Extension Period Loans”). The amount of each Extension Period Loan will be deposited in the Trust Account. The Extension Period Loans will not occur if the Articles Extension Proposal and the Trust Extension Proposal are not approved at the Meeting or the Extension Period is not implemented. In no event will the Sponsor be required to make more than nine Extension Period Loans (i.e., one loan in respect of each Monthly Extension Period, if applicable, to the extent the Extension Period is implemented for the full nine months) and, in the event the Extension Period is implemented for less than the full nine months, the obligation to make any Extension Period Loans will only apply through the last Monthly Extension Period that is elected by the Company. The amount of the Extension Period Loans will not bear interest and will be repayable by us to our Sponsor or its designees upon consummation of an initial business combination. Spree will have the sole discretion whether to utilize a Monthly Extension Period to extend the date by which it must complete a business combination at the request of our Sponsor and if Spree determines not to extend, our Sponsor’s obligation to make Extension Period Loans following such determination will immediately terminate. If the Company does not consummate an initial business combination by the end of the Extension Period, any Extension Period Loans will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified, whether the Sponsor will have sufficient funds to satisfy, any such Extension Period Loans. If the Sponsor fails to make an Extension Period Loan by the applicable due date for a Monthly Extension Period, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended.

The Company expects that the proceeds held in the Trust Account will continue to be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, or in an interest bearing demand deposit account, as determined by the Company, until the earlier of: (i) the completion of the Company’s initial business combination, and (ii) the liquidation, and distribution of the proceeds from, the Trust Account.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Meeting is described in the Proxy Statement, the First Supplement and the Second Supplement, which have been, or will be, distributed or otherwise disseminated, to the Company’s shareholders of record as of the record date for the Meeting. Investors and security holders of the Company are advised to read the Proxy Statement, as supplemented by the First Supplement and the Second Supplement, because it contains important information about the Meeting and Spree. Investors and security holders of the Company may also obtain a copy of the Proxy Statement, the First Supplement and the Second Supplement, as well as other relevant documents that have been or will be filed by the Company with the Securities and Exchange Commission (the “SEC”), without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Shay Kronfeld, Chief Financial Officer, c/o Spree Acquisition Corp. 1 Limited, 1922 Wildwood Place NE, Atlanta, GA 30324, email: sk@spree1.com; or to Spree’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198; Telephone—Toll Free: (877) 870-8565; Collect: (206) 870-8565; Email: ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 5, 2023
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Financial Officer